SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): March 8, 2001

METRO INFORMATION SERVICES, INC.
(Exact name of registrant as specified in its charter)

VIRGINIA	000-22035	54-1112301
(State of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

POST OFFICE BOX 8888, VIRGINIA BEACH, VIRGINIA	23450
(Address of principal executive office)	(Zip Code)

(757) 486-1900 (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

On March 8, 2001, the Registrant issued the press release that is attached hereto as Exhibit 1, and which is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c) 99.1 –Press Release, dated March 8, 2001, issued by Metro Information Services, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Metro Information Services, Inc. has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date Signed: March 8, 2001	Metro Information Services, Inc. By: /s/ Robert J. Eveleigh —————————————— Robert J. Eveleigh Principal Financial Officer